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                                                                    EXHIBIT 21.1

                                 PUBLICARD, INC
                            AND SUBSIDIARY COMPANIES

                              LIST OF SUBSIDIARIES

                                                          STATE OF JURISDICTION
SUBSIDIARY                                                   OF INCORPORATION

Absec USA, Inc                                                 Delaware
Amazing! Smart Card Technologies, Inc.                          California
Blackwold, Inc.                                                 Delaware
Boxsterview, Inc.                                               Delaware
Continental Distilling Corporation                              Delaware
Darkrats, Inc.                                                  Delaware
Fentronics, Inc.                                                Delaware
Greystone Peripherals, Inc.                                     California
Hanten Acquisition Co.                                          Delaware
Infineer, Inc.                                                  Florida
Infineer Ltd.                                                   Northern Ireland
KSI Systems, Inc.                                               Delaware
LTA Disposition Corporation                                     New Jersey
Nevco Housewares, Inc.                                          Delaware
Orr-Schelen-Mayeron & Associates, Inc.                          Minnesota
Publicker Chemical Corporation                                  Louisiana
Publicker Gasohol, Inc.                                         Delaware
Publicker, Inc.                                                 Delaware
Redwold, Inc.                                                   Delaware
Rouglas-Dandall, Inc.                                           Delaware
Sagrocry, Inc.                                                  Pennsylvania
SmartCardSource.com, Inc                                        Delaware
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